EXHIBIT 21.1
SUBSIDIARIES OF
PROLOGIS ET. AL.

Jurisdiction of
Name of Entity	Organization

Entities that engage in real estate operation and development:
ProLogis Development Services Incorporated	Delaware
ProLogis-DS Mexico Incorporated	Maryland
PLDS de Mexico S.A. de C.V.	Mexico
ProLogis-Monterrey (1) LLC and ProLogis Monterrey (2) LLC and one foreign subsidiary	Delaware
ProLogis-Juarez (1) LLC and one subsidiary	Delaware
ProLogis-Juarez (3) LLC and one subsidiary	Delaware
ProLogis-Reynosa (1) LLC and ProLogis-Reynosa (2) LLC and one foreign subsidiary	Delaware
ProLogis-Reynosa (7) LLC and one subsidiary	Delaware
ProLogis- Reynosa (11) LLC and one subsidiary	Delaware
ProLogis- Mexico City (24) LLC and one subsidiary	Delaware
ProLogis- Mexico City (25) LLC and one subsidiary	Delaware
PLD-MX Acquisition (1) and PLD-MX Acquisition (2) and one foreign subsidiary	Delaware
ProLogis-Tijuana (8) LLC and one subsidiary	Delaware
ProLogis-Reynosa (12) LLC and one subsidiary	Delaware
PLDMX Holding JUA (3) LLC and one subsidiary	Delaware
PLDMX Holding JUA (4) LLC and one subsidiary	Delaware
PLDMX Holding JUA (5) LLC and one subsidiary	Delaware
PLDMX Holding JUA (7) LLC and one subsidiary	Delaware
PLDMX Holding JUA (9) LLC and one subsidiary	Delaware
PLDMX Holding MON (1) LLC and one subsidiary	Delaware
PLDMX Holding MON (2) LLC and one subsidiary	Delaware
PLDMX Holding MON (5) LLC and one subsidiary	Delaware
PLDMX Holding MON (6) LLC and one subsidiary	Delaware
PLDMX Holding MON (7) LLC and one subsidiary	Delaware
PLDMX Holding REY (4) LLC and one subsidiary	Delaware
PLDMX Holding REY (6) LLC and one subsidiary	Delaware
PLDMX Holding REY (7) LLC and one subsidiary	Delaware
PLDMX Holding TOL (1) LLC and one subsidiary	Delaware
PLDMX Holding MXC (1) LLC and one subsidiary	Delaware
PLDMX Holding MXC (2) LLC and one subsidiary	Delaware
ProLogis NA2 LP	Delaware
ProLogis NA2 GP Trust	Maryland
ProLogis NA2 GP LLC	Delaware
ProLogis NA2 II GP Trust	Maryland
ProLogis NA2 II GP LLC	Delaware
ProLogis NA2 III Trust	Maryland
ProLogis NA2 III GP LLC	Delaware
ProLogis NA2 IV GP LLC	Delaware
ProLogis NA3 GP LLC	Delaware
ProLogis Kansas City (1) Incorporated	Delaware
ProLogis Mesquite LLC	Delaware
ProLogis Houston Holdings Incorporated	Delaware
Meridian Realty Partners, LP	Delaware
Meridian-Penn, Incorporated	California
ProLogis Exchange 976 Associates Drive LLC	Delaware
ProLogis Exchange 6413 Tri-County Parkway LLC	Delaware
ProLogis Industrial Finance LLC	Delaware
ProLogis O Hare LLC	Delaware
ProLogis Land LLC	Delaware
ProLogis Land II LLC	Delaware
ProLogis Land III LLC	Delaware
ProLogis Limited Partnership I	Delaware
ProLogis Limited Partnership III	Delaware
ProLogis Limited Partnership IV	Delaware
ProLogis-IV, Inc.	Delaware
ProLogis Mexico City Development SRL	Barbados
ProLogis Mixed-Use Finance LLC	Delaware
ProLogis MX Fund Services LLC	Delaware
ProLogis-North Carolina (1) Incorporated	Maryland
ProLogis-North Carolina (2) Incorporated	Maryland
ProLogis-North Carolina (3) Incorporated	Delaware
ProLogis-North Carolina Limited Partnership	Delaware
ProLogis Fraser GP LLC	Delaware
ProLogis Fraser L.P. and fourteen subsidiaries	Delaware
ProLogis Racine LLC	Delaware
ProLogis Riverbluff CA LLC	Delaware
Palmtree Acquisition Corporation and one hundred and four subsidiaries	Delaware
ProLogis Logistics Services Incorporated and three subsidiaries	Delaware
ProLogis Teterboro LLC	Delaware
SR Acquisition Corporation	Delaware
TCL Holdings S.A. and four foreign subsidiaries	Luxembourg
Catellus China Commercial Development Incorporated and one foreign subsidiary	Delaware

Jurisdiction of
Name of Entity	Organization

CSI/Frigo LLC	Delaware
ProLogis Industrial Holdings Limited and forty foreign subsidiaries	United Kingdom
International Industrial Investments Incorporated	Maryland
PLD International Incorporated and ninety-seven foreign subsidiaries	Delaware
PLD Finance Sarl and five foreign subsidiaries	Luxembourg
ProLogis Developments Holding Sarl and two hundred and fifty-five foreign subsidiaries	Luxembourg
ProLogis Holding BV	Netherlands
ProLogis France Developments Incorporated and eighty-eight foreign subsidiaries	Delaware
ProLogis European Developments BV and seventy foreign subsidiaries	Netherlands
ProLogis European Developments Holding Sarl and seven foreign subsidiaries	Luxembourg
ProLogis UAE Development Incorporated and three foreign subsidiaries	Delaware
ProLogis UK Developments Sarl	Luxembourg
ProLogis UK Holdings S.A. and one hundred and fifty-two foreign subsidiaries	Luxembourg
ProLogis Russia Incorporated and four foreign subsidiaries	Delaware
ProLogis Canada Incorporated	Delaware
ProLogis Canada (2) Incorporated	Delaware
ProLogis Canada Development Incorporated and sixty-four foreign subsidiaries	Delaware
ProLogis Japan Incorporated and one hundred and nineteen foreign subsidiaries	Delaware
ProLogis Japan II Incorporated	Delaware
Japan Investments (1) Incorporated	Delaware
Japan Investments (2) Incorporated	Delaware
Japan Investments (3) Incorporated	Delaware
Japan Investments (4) Incorporated	Delaware
ProLogis Japan Holdings LLC	Delaware
ProLogis Japan Finance Incorporated and one foreign subsidiary	Delaware
ProLogis Korean Development Incorporated and fifteen foreign subsidiaries	Delaware
Korea Investments (1) Incorporated	Delaware
Korea Investments (2) Incorporated	Delaware
ProLogis Singapore Investments Incorporated and four foreign subsidiaries	Delaware
ProLogis China Development Incorporated and one-hundred and sixty-eight foreign subsidiaries	Delaware
ProLogis India Development Incorporated	Delaware
ProLogis North American Properties Fund I LLC (41.3% ownership)	Delaware
Entities that engage in providing management services:
ProLogis Management Incorporated	Delaware
ProLogis Colorado Management LLC	Colorado
ProLogis Capital Management Incorporated	Delaware
Keystone Realty Services Incorporated	Pennsylvania
ProLogis Management Services Incorporated	Delaware
ProLogis NA2 Management LLC	Delaware
ProLogis de Mexico S.A. de C.V.	Mexico
ProLogis Canada Management Holding Incorporated and one foreign subsidiary	Delaware
ProLogis Japan Management Incorporated and two foreign subsidiaries	Delaware
ProLogis China Management Holding Sarl and one foreign subsidiary	Barbados
ProLogis Korean Management LLC	Korea
ProLogis Management Services Sarl and one foreign subsidiary	Luxembourg
ProLogis Services Sarl and one foreign subsidiary	Luxembourg
ProLogis Management Sarl	Luxembourg
ProLogis Management Limited	United Kingdom
ProLogis Directorship BV	Netherlands
ProLogis Directorship II BV	Netherlands
ProLogis Directorship Sarl	Luxembourg
ProLogis B.V. and twenty-two foreign subsidiaries	Netherlands
ProLogis UK Financial Services Limited	United Kingdom
ProLogis India Management Incorporated	Delaware
Other entities:
Solution Insurance Ltd.	Bermuda